SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                              August 17, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Disclosure of Results of Operations and Financial Condition.

     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

     On August 17, 2004, Collegiate Pacific issued a press release regarding its anticipated financial results for the fiscal quarter ended June 30, 2004, and certain other information. A copy of the press release is attached as Exhibit 99.1. The information in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release of Collegiate Pacific Inc., dated August 17, 2004.

*	Furnished and not filed.